EXECUTION COPY





                                 LOAN AGREEMENT


                                 By and Between


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.

                                       AND


                                     LENDER

                            dated as of May 26, 2010

                                TABLE OF CONTENTS

1. DEFINITIONS

   1.1    DEFINED TERMS
   1.2    OTHER DEFINITIONAL PROVISIONS

2. THE LOANS; PAYMENT OF PRINCIPAL AND INTEREST; RELATED MATTERS

   2.1    MAXIMUM PRINCIPAL AMOUNT OF LOANS; OTHER PROVISIONS RE: THE LOANS
   2.2    PROCEDURES FOR DISBURSEMENTS OF FUNDS
   2.3    PAYMENT OF PRINCIPAL AND INTEREST
   2.4    OTHER PROVISIONS
   2.5    PAYMENTS BY ESP
   2.6    TERMINATION

3. CONDITIONS PRECEDENT

   3.1    CONDITIONS PRECEDENT TO THE INITIAL LOAN
   3.2    CONDITIONS PRECEDENT TO ALL LOANS

4. DRAWDOWNS

5. INTEREST

INTEREST, INTEREST CALCULATION, INTEREST PAYMENTS

6. SECURITIES

7. REPRESENTATIONS AND WARRANTIES

   7.1    ORGANIZATION AND QUALIFICATION
   7.2    DUE AUTHORIZATION
   7.3    NO DEFAULT; COMPLIANCE WITH LAWS
   7.4    NO REQUIRED GOVERNMENTAL AUTHORIZATIONS
   7.5    NO MATERIAL ADVERSE EFFECT
   7.6    PERFECTED FIRST PRIORITY LIENS
   7.7    TITLE; ABSENCE OF LIENS
   7.8    COMPLIANCE WITH LAWS
   7.9    NO PROCEEDINGS
   7.10   DELIVERY OF DOCUMENTS
   7.11   NO VIOLATIONS; TAXES AND ASSESSMENTS
   7.12   ENVIRONMENTAL MATTERS
   7.13   OTHER REPRESENTATIONS

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   7.14   REPRESENTATIONS AND WARRANTIES APPLICABLE TO SUBSIDIARIES
   7.15   REAFFIRMATION

8. AFFIRMATIVE COVENANTS

   8.1    MAINTENANCE
   8.2    COMPLIANCE WITH LAWS
   8.3    NOTICE OF ADVERSE EVENTS
   8.4    OTHER PROVISIONS

9. NEGATIVE COVENANTS

   9.1    AMENDMENTS OF DOCUMENTS
   9.2    CONSOLIDATION, MERGER, OR ACQUISITIONS; LIQUIDATION
   9.3    OTHER LIENS
   9.4    OTHER LIABILITIES
   9.5    LOANS OR INVESTMENTS
   9.6    GUARANTIES; CONTINGENT LIABILITIES
   9.7    DIVIDENDS AND OTHER DISTRIBUTIONS
   9.8    TRANSACTIONS WITH AFFILIATES
   9.9    OTHER COVENANTS
   9.10   SUBSIDIARIES

10. EVENTS OF DEFAULT

   10.1   FAILURE TO PAY
   10.2   FAILURE TO PERFORM OR OBSERVE COVENANTS
   10.3   SECURITY
   10.4   TRANSACTION DOCUMENTS
   10.5   FALSE REPRESENTATION OR WARRANTY
   10.6   DEFAULT ON OTHER DEBT
   10.7   CESSATION OF BUSINESS
   10.8   INABILITY TO PAY DEBTS; BANKRUPTCY OR INSOLVENCY
   10.9   CERTAIN JUDGMENTS
   10.10  CHANGE OF CONTROL

11.  REMEDIES

   11.1   RIGHTS UNDER TRANSACTION DOCUMENTS
   11.2   RIGHTS IN GENERAL
   11.3   SETOFF RIGHTS
   11.4   ADDITIONAL RIGHTS TO TERMINATE THIS AGREEMENT
   11.5   CUMULATIVE REMEDIES; NO WAIVER BY LENDER
   11.6   WAIVERS AND CONSENTS RELATING TO REMEDIES
   11.7   POWERS OF ATTORNEY


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12.  COSTS,  EXPENSES  AND  TAXES;  INDEMNIFICATION;   LIMITATIONS  ON  LENDER'S
LIABILITY

   12.1   COSTS AND EXPENSES
   12.2   INDEMNIFICATION BY ESP
   12.3   LIMITATIONS ON LENDER'S LIABILITY

13. OTHER PROVISIONS

   13.1   ENTIRE AGREEMENT; AMENDMENTS; LENDER'S CONSENT
   13.2   SPECIFIC PERFORMANCE
   13.3   NOTICES
   13.4   NO THIRD PARTY BENEFICIARIES
   13.5   JOINT EFFORTS
   13.6   GOVERNING LAW
   13.7   OTHER PROVISIONS
   13.8   NO AGENCY RELATIONSHIP
   13.9   FURTHER ACKNOWLEDGMENTS AND AGREEMENTS OF ESP AND LENDER



                                    EXHIBITS

Exhibit A           DRAWDOWN NOTICE
Exhibit B           DRAWDOWN SCHEDULE
Exhibit C           PRE-ADVICE SBLC
Exhibit D           PRE-ADVICE REPLY
Exhibit E           STAND-BY LETTER OF CREDIT
Exhibit F           PRE-ADVICE FUNDS TRANSFER
Exhibit G           OMITTED
Exhibit H           PROMISSORY NOTE

                                 LOAN AGREEMENT

              This Loan Agreement (this "AGREEMENT") is entered into and made legally effective as of May 26, 2010 between Environmental Service
Professionals, Inc. having a principal place of business at 810 N. Farrell Drive, Palm Springs, CA 92262 ("ESP"), and Lender having a principal place of business at ("LENDER").

                                   WITNESSETH:

              WHEREAS, Lender has agreed, subject to the terms and conditions contained in this Agreement, to provide certain loans to ESP in the maximum principal amount of Two Hundred Million United States Dollars ($200,000,000.00).

                                    AGREEMENT

              NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto (the "PARTIES") hereby agree as follows:

1. DEFINITIONS
   -----------

         1.1. DEFINED TERMS. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              "ADVANCE" means the making of any Loan by or on behalf of Lender hereunder.
              "AFFILIATE" means any corporation, firm, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, "control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of the stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

              "AGREEMENT" means this Loan Agreement, as amended, supplemented, restated or otherwise modified from time to time in writing by the Parties.

              "BUSINESS DAY" means any day on which banks are open for ordinary banking business in the State of New York.

              "COLLATERAL" or "SECURED ASSETS" means all of the assets in which ESP has granted or does grant Lender a Lien pursuant to this Agreement and/or any other Loan Document.

              "COMMITMENT FEE" means a fee equal to one percent (1%).

              "DEFAULT RATE" means a rate of interest equal to twelve percent (12%) per annum in excess of the interest rate or interest rates otherwise applicable at any time to any Loan.

              "DOCUMENT"  means  any  contract,  other  agreement,   instrument,
undertaking, other paper or writing or other document of any kind or nature whatsoever.

              "DRAWDOWN" means each portion of the Loan Sum drawn down by ESP pursuant to a Drawdown Notice to this Agreement.

              "DRAWDOWN NOTICE" means a notice substantially in the form of the document attached hereto as Exhibit A.

              "DRAWDOWN  SCHEDULE" means the document attached hereto as Exhibit
B.
              "EXHIBIT" means all Exhibits attached hereto and made a part hereof as if fully set forth herein.

              "GAAP"  means  United   States   generally   accepted   accounting
principles as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

              "GOVERNMENTAL AUTHORITY" means any United States or foreign federal, national, state or local governmental authority, agency, department or instrumentality or other regulatory body of any kind or nature whatsoever, including any (i) court and (ii) that has jurisdiction in whole or in part relating to the Products, including the right to issue, condition, otherwise modify, withdraw or otherwise affect any Governmental Authorization.

              "GOVERNMENTAL AUTHORIZATION" means any permit, authorization, license or other approval of any kind or nature whatsoever issued or issuable by any Governmental Authority.

              "INCLUDING" means "including, without limitation", "INCLUDES" means "includes, without limitation", and "INCLUDE" means "include, without limitation".

              "INTEREST RATE" means, "the Wall Street Journal Prime Rate, plus 100 basis points (one hundred) bps," as reported in the Wall Street Journal, on the last reported day prior to funding. Interest rate is to be reset ANNUALLY thereafter, on the same basis with changes in such rate to take effect with each change in the Wall Street Journal Prime Rate provided that following the occurrence of an Event of Default, the interest rate applicable to each Loan shall be immediately increased to the Default Rate and (b) the highest rate of interest permitted from time to time by applicable law.

              "LIABILITIES" means any liabilities, contractual obligations, common law obligations, obligations arising under Law or any other obligations of any kind or nature whatsoever, as determined in accordance with GAAP.

              "LIEN" means any mortgage, security interest, assignment, pledge, hypothecation, lien, conditional sale or other title retention agreement, financing lease having substantially the same effect as any of the foregoing, right, other preferential arrangement or other encumbrance of any kind or nature whatsoever.

              "LOAN" or "LOANS" means any loan made by or on behalf of Lender to ESP relating to this Agreement.

              "LOAN DOCUMENTS" means (i) this Agreement, (ii) the Note and (iii) any Compliance Certificates and/or Supplemental Certificates and the initial certificate referred to in Section 3.1(i) hereof.

              "LOAN SUM" means the sum of money referred to in Section 4 or the balance of that sum as may have been advanced to ESP and remains unpaid from time to time.

              "LVR" expressed as a percentage (%) means the Loan to Valuation Ratio to be applied from time to time.

              "MATERIAL ADVERSE EFFECT" means (i) any material adverse change in ESP' business, operations, properties or other assets, results of operations or condition (financial or otherwise), (ii) any other material adverse change in, or other material adverse event, occurrence or other circumstance affecting, this Agreement, the Securities or the Stand-by Letter of Credit or Lender's interest therein, or (iii) any other material adverse change in the value of the assets of ESP its business or operations; or (iv) the existence of, or ability of Lender to exercise, any right under this Agreement.

              "MATURITY DATE" means the date that is one year and 30 days after the issue date of the Letter of Credit used a security for this Agreement.

              "NOTE" means that certain Promissory Note of even date herewith, a copy of which is attached hereto as Exhibit H, as amended, supplemented, restated or otherwise modified from time to time.

              "OBLIGATIONS" means (i) all of the principal of and all of the interest on the Loans and (ii) all other monetary and non-monetary obligations of ESP to Lender under the terms of this Agreement and each other Loan Document.

              "ORDER" means any injunction, writ, restraining order or other similar order of any kind or nature of or by any Governmental Authority.

              "ORGANIZATIONAL DOCUMENTS" means the Documents related to the creation, organization and internal regulation of any Person, including the certificate of incorporation or articles of incorporation, as applicable, and by-laws, of any Person, each as amended and/or restated.

              "PERSON" means an individual, limited liability company, corporation, partnership, business or other trust, unincorporated association, joint venture, Governmental Authority or other entity of any kind or nature whatsoever.

              "PROCEEDING" means any claim, demand, proceeding, investigation or other action.
              "RELATED TO" means "arising out of, in connection with or otherwise related to", "RELATES TO" means "arises out of, is in connection with or otherwise relates to" and "RELATE TO" has a substantially similar meaning.

              "SECURITIES" means the transactions and documents required by Lender to be entered into and given or procured from time to time by ESP as security for the performance of ESP under this Agreement and includes such promissory notes and stand-by letter(s) of credit, as may be applicable.

              "STAND-BY LETTER OF CREDIT" means a stand-by letter of credit issued by a commercial bank approved by Lender and which is licensed to carry on banking business in the United States of America. Such stand-by letter of credit must be drawn in favor of Lender or its nominee (and their respective successors and assigns) having a Market Value equivalent, as at the date of issue of such Letter, to not less than the LVR based letter of credit value, having a term of not less than one year and one day from the date on which the first Drawdown of the Loan Sum is advanced and is thereafter capable of being freely renewable for a term or terms up to the Maturity Date and which is otherwise in a form which is acceptable to the Funder in all respects.

              "SUBSIDIARY" means any Person in which ESP directly or indirectly owns fifty percent (50%) or more of (i) the Equity Interests generally entitled to vote on matters and/or (ii) the Equity Interests.

              "TAXES" means (i) any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or (ii) any income, stamp or transactions duty, tax or charge; which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

              "TRANSACTION DOCUMENTS" means this Agreement and all of the other Loan Documents.
              "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         1.2. OTHER DEFINITIONAL PROVISIONS. The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. Amendments and modifications each include extensions, consolidations, renewals or replacements. In addition, the following terms are defined herein.

2.  THE LOANS; PAYMENT OF PRINCIPAL AND INTEREST; RELATED MATTERS.
    -------------------------------------------------------------

         2.1. PRINCIPAL AMOUNT OF LOANS; OTHER PROVISIONS RE: THE LOANS. Subject to all of the terms and conditions of this Agreement, including the conditions precedent hereto, (a) Lender agrees to lend to ESP Two Hundred Million Dollars ($200,000,000) (the "PRINCIPAL AMOUNT OF LOAN") and (b) the Loan shall be made by Lender to ESP at the time provided for in this Article II. The Loan shall be payable in accordance with the terms of this Agreement and the Note. Anything to the contrary notwithstanding in this Agreement, the Parties agree that Lender shall have no obligation to provide any Loan on or after the earliest of any of the following occur: (A) an Event of Default occurs and/or (Lender shall not be obligated to make a Loan to or on behalf of ESP in an amount in excess of the Principal Amount of Loan.

         2.2. PROCEDURES FOR DISBURSEMENTS OF FUNDS. Subject to the other provisions of this Agreement:

                  (a) On or  following  the date  hereof,  ESP  shall  submit to
Lender  a  written   request   for  a  Loan  in  the  a   principal   amount  of
$200,000,000.00.

                  (b) Lender shall, subject to the other provisions of this Agreement, make the Loan requested by ESP within five (5) Business Days (defined as any day, other than a Saturday or Sunday, on which federally chartered banks in the United States are open for business) after the receipt by Lender of a request for funds meeting the requirements of this Agreement. Upon disbursement to ESP by Lender of any funds under this Agreement, Lender may, at its election, present the Note to ESP for notation on Schedule A attached hereto of any additional principal amount outstanding as a consequence of the Loan by Lender.

         2.3.  PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) ESP must pay to Lender the Loan Sum, or so much thereof as shall remain unpaid by no later than the Maturity Date.

                  (b) All payments of interest or other moneys due under this Agreement and all repayments of the Loan Sum must, unless Lender otherwise directs in writing, be made in US Dollars.

                  (c) ESP may repay the whole or any part of the Loan Sum to Lender at any time prior to the Maturity Date by giving not less than 30
Business Days notice in writing to Lender. In that event, interest will be chargeable on the Loan Sum up to and including the date of repayment only.

                  (d) Any part of the Loan Sum, when repaid, shall not be available for re-drawing by the Borrower unless Lender otherwise agrees in writing.

                  (e) PAYMENT OF INTEREST.  All interest  accruing under Section
2.3 on any Loan shall be payable to Lender from time to time on the earliest of each of the following: (i) five (5) Business Days after each anniversary of the Note, (ii) on any day on which any payment of principal by ESP is made in whole or in part and (iii) on any other day in which any payment of principal is required to be made in whole or in part, including by reason of any acceleration of the Loans provided that to the extent that Lender has not accelerated the Loans and principal is payable, paid or required to be paid in part, then the interest payable pursuant to this Section 2.4 shall relate only to such principal.

                  (f) PAYMENT OF PRINCIPAL. The principal of the Loan shall be paid to Lender from time to time on the earliest of each of the following times:
(i) (A) principal shall be paid in full upon the Maturity Date.; (ii) the date that Lender declares an acceleration of the Loan pursuant to an Event of Default and (iii) at such other times as is or may be provided elsewhere in this Agreement or in the Note. Lender shall have the right, but not the obligation, to include as an Exhibit to the Note a grid which identifies the payments made and any such indications or other determinations by Lender relating thereto shall conclusively be deemed correct except to the extent of any manifest error. Upon any repayment by ESP to Lender from time to time of any Loans under this Agreement, Lender may, at its election, present the Note to ESP for notation of any reduction in principal amount outstanding as a consequence of such repayment.

                  (g) OTHER PROVISIONS RELATING TO PAYMENT OF PRINCIPAL AND INTEREST. All payments of principal and interest shall be paid in United States dollars and made by wire transfer of immediately available funds to an account designated from time to time by Lender in writing. Notwithstanding any other provisions of this Agreement to the contrary, all Loans shall be immediately due and payable, together with all accrued interest thereon, upon the declaration of an Event of Default by Lender and acceleration of any Loans by Lender in accordance with the terms of this Agreement.

         2.4. OTHER PROVISIONS. If the outstanding principal amount or the accrued interest under this Agreement are not paid when due by ESP, without demand, presentment or notice by Lender of any kind (all of which are expressly waived by ESP to the extent permitted by applicable law), as and when due in accordance with this Article II and Article XI, then, in addition to any other rights or remedies Lender may have in accordance with the terms hereof, Lender shall have the right, effective upon written notice to ESP, to withhold and retain, as an offset against principal and interest due hereunder, up to one hundred percent (100%) of the proceeds from the Standby Letter of Credit.

         2.5. PAYMENTS BY ESP. All payments (including prepayments) to be made by ESP hereunder on account of principal, interest or otherwise shall be made to Lender without deduction, set-off or counterclaim of any kind or nature whatsoever unless otherwise agreed to in writing by Lender and except as otherwise provided in Section 2.5 above. Notwithstanding the preceding sentence, ESP may set off any such amounts to the extent it has obtained a final non-appealable judgment against Lender for a fixed amount from a court of competent jurisdiction, it being agreed that ESP may not set off for more than such fixed amount.

         2.6. TERMINATION. This Agreement may be terminated by ESP at any time upon written notice to Lender and repayment of the Obligations in full in accordance with the terms of this Agreement. Upon any such termination, Lender agrees to promptly return the original Note to ESP marked "cancelled".

3.  CONDITIONS PRECEDENT.
    --------------------

         3.1. CONDITIONS PRECEDENT TO THE INITIAL LOAN. The agreement of Lender to make each Loan, including the first loan to be made after the date hereof (the "INITIAL LOAN"), is subject to the satisfaction or written waiver by Lender, concurrently with the making of each such Loan (except as otherwise specified herein), of the following conditions precedent:

                  (a) The obligation of Lender to advance the Loan Sum (or any part thereof) to ESP, pursuant to any Drawdown Notice, is subject to the satisfaction of the following conditions precedent and that Lender has first received all of the following, in form and substance satisfactory to Lender in its sole discretion.

                  (b) Upon the execution of this Agreement ESP, and ESP's Bank, and Lender and Lender's Bank shall respectively arrange and procure for the issuance of the following:

                  i) Within two (2) international banking days of signing this Agreement ESP shall procure issue by ESP's Bank of a Pre-advice bank to bank message per Exhibit "C".

                  ii) Within two (2) international banking days of the receipt by Lender's Bank of the pre-advice bank to bank message per Section 3.1.(i) above, Lender's bank shall issue SWIFT MT199 message to the nominated Bank per text Exhibit "D".

                  iii) Within five (5) to fourteen (14) international banking days of SWIFT reply from per text Exhibit "E" attached, Lender shall procure issue by Lender's Bank of a Bank to Bank reply to ESP's Bank per the text of Exhibit "F".

                  iv) Prior to any request for Drawdown pursuant to this Agreement, ESP must procure the issue of Standby Letter of Credit with face value equal to or greater than the amount of the first Drawdown per Section 1
                           (b) (i) of Annexure "H", and at all times in compliance with all requirements of this Agreement.

                  (c) If any Security provided by ESP pursuant to this Agreement is not approved of by Lender by reason of the identity of the Issuer, or if the Security so provided is not negotiable/fundable by Lender in accordance with the standards set by the banking laws and regulations of the United States, or the European Union, then ESP may procure that an aval is issued by the Issuer from its corresponding bank in Western Europe or in the United States, or other location acceptable to Lender substantially in a form approved by Lender.

                  (d) The Conditions Precedent in clause 2.5 are for the benefit of Lender and may be waived or modified by it in writing at any time. If the conditions precedent are not otherwise complied with by midnight (EST) on the 21st day after the date of this Agreement then Lender may elect at any time thereafter to terminate this Agreement by notice to ESP whereupon neither party shall have any further right or claim against the other.

                  (e) PERFECTION OF LIENS. All actions reasonably requested by Lender to assure that it has, and will continue to have, until the final and indefeasible payment in full of the Loans, a perfected first priority security interest and Lien in all of the Collateral shall have been effected and Lender shall have received evidence reasonably satisfactory to it that all such actions have been effected in all respects.

                  (f)  REPRESENTATIONS  AND WARRANTIES.  The representations and warranties contained in this Agreement and each other Transaction Document by each Person that is a signatory thereto (other than Lender or any Affiliate of Lender) shall be true and correct in all material respects (and as to those representations and warranties containing materiality qualifications shall be true and correct) on and as of the date the Initial Loan is provided as if such representations and warranties were made on such date, unless such representation or warranty specifically refers only to a prior date or unless such representation or warranty has been affected by an occurrence which is permitted by the terms of this Agreement, such occurrence to be notified by ESP to Lender.

                  (g) NO MATERIAL ADVERSE EFFECT. As of the date of execution of this Agreement, since March 31, 2010 there shall not have occurred any Material Adverse Effect.

                  (h) RECEIPT OF OTHER TRANSACTION DOCUMENTS. All of the other Transaction Documents, in form and substance reasonably satisfactory to Lender, shall have been properly executed by each Party thereto and delivered to Lender.


                  (i) NO EVENT OF DEFAULT OR MATERIAL DEFAULT; COMPLIANCE CERTIFICATE. There shall be no Event of Default or material default, which, with or without notice or the lapse of time or both, would become an Event of Default, and Lender shall have received a certificate, in form and substance reasonably satisfactory to Lender, signed by the chief financial officer or treasurer of ESP dated as of the making of the Initial Loan, stating that to his or her actual knowledge (after reading the Transaction Documents for the purpose of providing such Certificate) (i) all representations and warranties made by ESP set forth in this Agreement and the other Transaction Documents are true and correct on and as of such date (unless such representation or warranty specifically refers to only a prior date or unless such representation or warranty has been affected by an occurrence which is permitted by the terms of this Agreement, such occurrence to be notified by ESP to Lender), (ii) on such date, after giving effect to the Initial Loan, ESP is in compliance in all material respects with all the terms and provisions set forth in this Agreement and the other Transaction Documents and (iii) on such date no Event of Default or other material default, which, with or without notice or the lapse of time or both, would become an Event of Default has occurred and is continuing, and such statements shall be true and correct.

                  (j) NO ORDER; STATUS OF COLLATERAL. No Order shall have been issued by any Governmental Authority enjoining or otherwise prohibiting, in any material respect, the consummation of the transactions contemplated by this Agreement constituting Collateral shall be determined to be invalid in a final non-appealable judgment.

                  (k) CORPORATE DOCUMENTS. Lender shall have received with respect to ESP and any other parties to the Transaction Documents copies of their relevant proceedings relating to the transactions contemplated hereby and thereby, incumbency certificates, copies of Organizational Documents, good standing certificates, and similar Documents as Lender reasonably requests, and all such Documents shall be in form and substance reasonably satisfactory to Lender.

         3.2. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of Lender to make any Loan after the Initial Loan is subject to the satisfaction of each of the following conditions precedent as of the date of the making of each such
Loan:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by ESP in or pursuant to this Agreement and in any other Transaction Document shall be true and correct in all material respects (and as to those representations and warranties containing materiality qualifications, shall be true and correct) on and as of the dates the Loan is requested to be provided and is provided as fully as if made on and as of each such date (or if expressly applicable only to an earlier date, such as financial statements, as of such date or unless such representation or warranty has been affected by an occurrence which is permitted by the terms of this Agreement, such occurrence to be notified by ESP to Lender); provided, however, ESP may provide a supplement that is attached to and cross referenced in the Compliance Certificate for events occurring after the date hereof that cause such representations and warranties to not be true ("SUPPLEMENTAL CERTIFICATES"), provided further that the condition in this Section shall not be deemed satisfied if (i) the items contained in any one or more such Supplemental Certificates individually or in the aggregate do or will have or, in Lender's reasonable good faith judgment may be expected to have, a Material Adverse Effect or (ii) the events or circumstances relating to any such items also relate to a material breach or other default by ESP or any Affiliate of ESP under any Transaction Document.

                  (b) NO EVENT OF DEFAULT OR MATERIAL DEFAULT; COMPLIANCE CERTIFICATE. There shall be no Event of Default or material default, which, with notice or the lapse of time or both, would become an Event of Default, and, in addition, Lender shall have received a certificate, in form and substance reasonably satisfactory to Lender, signed by the chief financial officer of ESP, dated as of the making of the Loan (the "COMPLIANCE CERTIFICATE"), stating that to his actual knowledge (after reading the Transaction Documents for the purposes of providing the Compliance Certificate), (i) all representations and warranties made by ESP in this Agreement and the other Transaction Documents are true and correct in all material respects on and as of such date, after giving effect to the Supplemental Certificate attached thereto, (ii) on such date ESP is in compliance in all material respects with all the terms and provisions set forth in this Agreement and the other Transaction Documents and (iii) on such date no Event of Default or material default, which with or without notice or the passage of time or both will become an Event of Default, has occurred and is continuing, and the statements therein shall be true and correct.

                  (c) NO ORDER; NO JUDGMENT. No Order shall have been issued by any Governmental Authority enjoining or otherwise prohibiting, in any material respect the consummation of the other transactions contemplated by this Agreement.

              The request by or on behalf of ESP for each Loan and making of each Loan by Lender hereunder shall constitute a representation and warranty by ESP as of the date of such request for borrowing and the date of the making of the Loan that the conditions in Sections 3.1 (with respect to the Initial Loan) and 3.2 (with respect to each Loan after the Initial Loan) have been satisfied.

4. DRAWDOWNS
   ---------

         4.1. Whenever ESP wishes to make a Drawdown it must give to Lender an irrevocable Drawdown Notice.

         4.2. No Drawdown Notice may be given by ESP:

                  (a) until ESP has complied with the Conditions Precedent;

                  (b) if ESP is in default of its obligations under this Agreement or the Securities.

         4.3. Any Drawdown requested by ESP pursuant to the Drawdown Notice must be in accordance with the Drawdown Schedule and must be used only for the purpose of funding operations and payment of debt.

         4.4. Lender shall be required to fund the Drawdown by the making of a cash advance to ESP in the amount of the Drawdown request.


5. INTEREST, INTEREST CALCULATIONS AND INTEREST PAYMENT.
   ----------------------------------------------------

                  (a) The Loans shall bear interest at the Interest Rate. Interest shall accrue from the date each such Loan is made. Interest on the Loans shall be calculated on a daily basis on the basis of a 360 day year, and on the basis of the actual days elapsed, upon the outstanding principal balance, including by reason of a deferred payment because the scheduled or actual payment date is not a Business Day.

                  (b) Without limiting the generality of the term Interest Rate, if the interest rate calculated in accordance with any provision of this Agreement for any Loan (including any application of the Default Rate) would at any time exceed the maximum permitted by the law of the State of New York, then for such period as such rate would exceed the maximum permitted by such Law (and no longer) the rate of interest payable on any such Loan shall be reduced to the maximum permitted by the law of the State of New York and any interest payments received in excess of such maximum rate shall be repaid to ESP.

                  (c) Interest due under this Agreement: (i) accrues from day to day from and including the due date for payment up to the actual date of payment, and, as an additional and independent obligation, from the day after any judgment or other thing into which the liability to pay the Loan Sum becomes merged; (ii) may be capitalized by Lender at monthly intervals at its absolute discretion.

                  (d) Interest due under this Agreement will be (a) computed from and including the date on which a Drawdown is advanced to ESP; (b) calculated and charged to ESP's account on the Interest Payment Dates.

                  (e) ESP shall pay Lender on the Interest Payment Dates interest on the Loan Sum or on so much of that sum as has been drawn down and remains unpaid from time to time calculated at the Interest Rate.

                  (f) ESP will upon demand by Lender pay all reasonable costs (including reasonable attorneys fees and costs) and expenses and other amounts incurred or paid by Lender arising in consequence or on account of any default by ESP or the exercise or purported or attempted exercise of any of Lender's rights or Powers in reference to this Agreement and the Securities. In addition ESP must pay any Taxes arising directly or indirectly in respect of the Agreement and the Securities including, but not limited to, all and any stamp duties assessed on the same, but in no event shall ESP be obligated to pay any income taxes, penalties or assessments of any kind incurred by Lender as a result of this Agreement.

                  (g) All payments which ESP is required to make under this Agreement must be made: (i) without any set-off, counterclaim or condition; and
(ii) without any deduction or withholding for any Taxes or any other reason, unless, and without limiting the operation of clause 5.5, ESP is required to make the deduction or withholding by applicable law.

                  (h) If any amount payable by ESP under this Agreement is not expressed to be payable on a specified date that amount is payable by ESP on demand by Lender.


6. SECURITIES
   ----------

         6.1. As security for the performance of ESP contained in this Agreement ESP will at its sole cost and expense procure for Lender the Securities.

         6.2. ESP acknowledges that it is an essential and fundamental term and condition of this Agreement that where the Securities comprise one or several Stand-by Letters of Credit that such instruments are confirmable and are confirmed and cleared as valid and authentic by secure SWIFT communication between the respective Banks of the parties to this Agreement.

         6.3. ESP will punctually and duly perform all of the obligations stipulations and covenants on the part of ESP contained in or implied by the Securities or will procure that the parties to the Securities (other than Lender) will duly and punctually perform all of their respective obligations stipulations and covenants therein contained to the intent that default in such performance and observance will constitute a default under this Agreement and all moneys secured by this Agreement may be recovered by Lender exercising its rights and Powers under this Agreement or under the Securities or any of them without prejudice to Lender's rights under the other. The moneys secured by this Agreement are the moneys secured by the Securities, and neither this Agreement nor the Securities are in any way secondary to the other and Lender shall be entitled to enforce either this Agreement or the Securities without any reference to the other.

         6.4. Where any Stand-by Letter of Credit forming part of the Securities is for a term or terms which expires on a date prior to the Maturity Date, ESP must (unless Lender, in its discretion, decides otherwise) ensure that such term or terms is or are renewed at its cost and expense for successive periods of at least one year and one day and provided ESP is not otherwise in default under this Agreement, Lender will release and return to ESP all of the Stand-by
Letters of Credit as it then holds, or pay the face value of such Stand-by Letter(s) of Credit to ESP in Cleared Funds.

7. REPRESENTATIONS AND WARRANTIES.
   ------------------------------

              ESP represents and warrants to Lender, knowing and intending that Lender will rely thereon in making each Loan, that the following statements are true and accurate:

         7.1. ORGANIZATION AND QUALIFICATION. ESP is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ESP has the power and authority, and all necessary Governmental Authorizations, to own, lease, operate and encumber its assets and to carry on its business as now conducted. ESP is duly qualified and in good standing in each jurisdiction where such qualification is required, except for any qualifications not obtained which would not be reasonably expected to have a Material Adverse Effect on ESP.

         7.2. DUE AUTHORIZATION. The execution, delivery and performance by ESP of this Agreement and the other Transaction Documents are within ESP's power and authority, and have been duly authorized by all necessary action on the part of ESP. ESP has delivered to Lender true and complete copies of ESP's resolutions necessary to authorize the transactions contemplated by this Agreement and the other Transaction Documents and of ESP's Organizational Documents in effect on the date of the Initial Loan, all certified by a duly authorized officer of ESP.

         7.3. NO DEFAULT; COMPLIANCE WITH LAWS. The execution, delivery and performance by ESP of this Agreement and the other Transaction Documents do not and will not (i) violate any of ESP's Organizational Documents, and/or any material United States or foreign federal, state or local regulation, rule, statute, ordinance, judicial decision or other law of any kind or nature whatsoever, including any Order of any Governmental Authority applicable to ESP or its assets (collectively, "LAW" or "LAWS"), (ii) constitute a material default under (including a breach of) any Document filed by ESP with the SEC to which ESP is a Party or by which ESP or its assets is subject or bound (any consents required thereby having previously been obtained), after giving effect to any applicable grace periods thereto, or (iii) result in the imposition of any Lien, including any restriction on any assets of ESP (except for the Liens granted to Lender, and the restrictions in favor of Lender, contained in this Agreement and the other Loan Documents). Except for defaults which individually or in the aggregate are not material, ESP is not in default under any Document to which it is a party or by which it or its assets is otherwise bound or subject. This Agreement and each Transaction Document to which ESP is a party or to which ESP or its assets is subject or bound has been duly executed and delivered on behalf of ESP and are, and as to those Transaction Documents to which ESP hereafter becomes a party, subject or bound will be, legal, valid and binding obligations of ESP, enforceable against ESP in accordance with their respective terms.

         7.4. NO REQUIRED GOVERNMENTAL AUTHORIZATIONS. No Governmental Authorization is required by, and no other action is required by, and no notice or filing is required to be given to or made with, any Governmental Authority or other Person for the due execution, delivery and performance by ESP of, or for the validity or enforceability of, this Agreement or any other Transaction Document.

         7.5. NO MATERIAL ADVERSE EFFECT. As of the date of execution of this Agreement, since March 31, 2010 there has not been, and ESP has not suffered or otherwise incurred, a Material Adverse Effect.

         7.6. PERFECTED FIRST PRIORITY LIENS. The security interest and other Liens granted in the Collateral by ESP constitute first priority Liens in the Collateral in favor of Lender. No Person other than Lender has any Liens in the Collateral. ESP acknowledges that any Liens against the Collateral in favor of any Person other than Lender would constitute a violation of Article IX hereof.

         7.7. TITLE; ABSENCE OF LIENS. ESP has good and marketable title to all of the Collateral. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent (except where consent has been previously and properly obtained) in connection therewith.

         7.8. COMPLIANCE WITH LAWS. ESP is in compliance in all material respects with all Laws applicable to ESP or the conduct of its business or the ownership or the ability to negotiate the Collateral. ESP has not received any written notice alleging any violation of any such Laws.

         7.9. NO PROCEEDINGS. As of the date of execution of this Agreement, there are no Proceedings of any kind or nature whatsoever, including any before any arbitrator or Governmental Authority, pending or, to ESP's knowledge, threatened against ESP that may, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All material pending or threatened Proceedings are described in ESP's March 31, 2010 Annual Report on Form 10-K, in the footnotes to the financial statements.

         7.10. DELIVERY OF DOCUMENTS. All originals or copies of Transaction Documents and Documents relating to the Secured Assets provided by or on behalf of ESP to or on behalf of Lender are true, correct and complete.

         7.11. NO VIOLATIONS; TAXES AND ASSESSMENTS. ESP is not in, and no event or condition has occurred and is continuing which constitutes or results in (in each case with or without the giving of notice, lapse of time or both), (a) a default under any term of its Organizational Documents or under any Document filed by ESP with any governmental authority to which ESP is a party or by which ESP or any of its assets is subject or bound, except for defaults which will not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) the imposition of any Lien or restriction on any Secured Asset. ESP has filed all material federal, state and local tax returns and other tax reports it is required to file (or has obtained valid, written extensions which are in full force and effect as to any not so filed), except where the failure to do so would not be reasonably expected to have a Material Adverse Effect. ESP has paid all taxes, assessments and other governmental charges due and payable, except those contested in good faith and has made adequate provision for the payment of such taxes, assessments and charges accrued but not yet payable or contested in good faith.

         7.12. ENVIRONMENTAL MATTERS. Without limiting the generality of the other provisions of the Agreement, (a) ESP has been and is in compliance with
(i) all Laws relating to environmental conditions or other environmental matters of any kind or nature ("ENVIRONMENTAL LAWS") (including that there has been no release of any hazardous materials by ESP that has not been in compliance in all material respects with applicable Environmental Laws) and (ii) all Governmental Authorizations that are required pursuant to Environmental Laws and (b) there are no claims relating to any actual or alleged environmental Liabilities pending against or, to ESP's knowledge, threatened against it, except for any non-compliance and/or claims which will not have or could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. To ESP's knowledge, ESP is not subject to any material Liability relating to any environmental condition or other environmental matter of any kind or nature, including any past or present use, management, transport, treatment, generation, storage, disposal, release or other handling of any hazardous materials, which could be reasonably expected to have a Material Adverse Effect.

         7.13. OTHER REPRESENTATIONS. No part of ESP's business is conducted through any unincorporated association or other Person. ESP has not, within the five (5) years preceding the date of this Agreement (a) changed its name, (b) used any name other than ESP, Inc., or (c) merged or consolidated with, or acquired all or substantially all of the assets of, any other Person or business. No part of the proceeds of any Loan will be used, directly or indirectly, to purchase or carry any "margin stock" (as defined in Regulation U issued by the Board of Governors of the Federal Reserve System), to extend credit to others for the purpose of purchasing or carrying any such margin stock, or for any other purpose that violates any provision of Regulations G, T, U or X issued by the Board of Governors of the Federal Reserve System. ESP is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is ESP controlled by any such entity.

         7.14. REPRESENTATIONS AND WARRANTIES APPLICABLE TO SUBSIDIARIES. All of the representations and warranties made, or hereafter reaffirmed or deemed made or reaffirmed, apply to each then existing Subsidiary of ESP, as fully in all respects as if each representation or warranty specifically so stated.

         7.15. REAFFIRMATION. All of the representations, warranties and statements made herein shall survive until the full and final and indefeasible payment of the principal of and interest on the Loans. ESP's requesting any Loan hereunder ("REQUESTED LOAN") and/or ESP's acceptance of each Loan under this Agreement shall each automatically constitute, without any further action of any kind or nature whatsoever on the part of ESP, a complete reaffirmation, as of the date of each Requested Loan and/or the making of each such Loan, of the representations and warranties set forth in this Agreement and in the other Loan Documents and the Research Agreement (or, as to those representations and warranties expressly applicable only to any earlier date, such as financial statements, as of such date) as fully as if all such representations were fully repeated in all respects. Lender's requiring or not requiring from time to time a Compliance Certificate confirming same shall not in any manner diminish each such deemed reaffirmation or otherwise change the effect of the preceding sentence.

8.  AFFIRMATIVE COVENANTS.
    ---------------------

         ESP covenants and agrees that, until the later of (i) full and final payment of the principal of the Loans and all interest thereon and all other payment obligations under this Agreement and (ii) the expiration of any obligation by Lender to make any further Loans to ESP, ESP shall, and shall cause its Subsidiaries to:

         8.1. MAINTENANCE. Maintain and preserve in full force and effect its existence and good standing and all other rights, powers, franchises, licenses and qualifications necessary for its ownership, lease or use of its assets and/or the conduct of its business, shall pay before they become delinquent all taxes, assessments and governmental charges lawfully imposed upon it or any of its assets or required to be collected by it, and shall pay, when due, all other Liabilities of any kind or nature now or hereafter owing by it provided that ESP may delay the payment of any such Liabilities contested in good faith by it.

         8.2. COMPLIANCE WITH LAWS. Comply in all material respects with all applicable Laws.

         8.3. NOTICE OF ADVERSE EVENTS. Promptly notify Lender in writing of the occurrence or existence of any of the following: (a) any Event of Default, any material default which, with the giving of notice, lapse of time or both, would become an Event of Default, or any other event, circumstance or condition which constitutes, or would reasonably be expected to in the future constitute or cause, a Material Adverse Effect; (b) any material, adverse Proceeding that relates to any of the Secured Assets filed or instituted by or against it, or to its knowledge threatened by or against it, which would be reasonably expected to have a Material Adverse Effect, and (c) any of the representations and warranties by it contained in this Agreement or any other Loan Document ceases to be materially true, correct and complete (or true, correct and complete as to representations and warranties qualified by materiality).

         8.4. OTHER PROVISIONS. ESP will from time to time, take such further actions, including the execution and delivery of such Documents, as Lender may reasonably request in order to carry out the purposes of this Agreement and the other Transaction Documents (including to provide Lender with a first priority perfected lien in the Collateral). ESP shall maintain complete and accurate books and records in accordance with GAAP of all its operations and assets, including records of the Collateral.

9. NEGATIVE COVENANTS
   ------------------

         Any of the financial thresholds mentioned in this Section 9 shall relate in aggregate to ESP including its subsidiaries.

         ESP covenants and agrees that, until the later of (i) full and final payment of the principal of the Loans and all interest thereon and all other payment Obligations under this Agreement and the other Loan Documents, and (ii) the expiration of any obligation by Lender to make any further Loans to ESP, ESP shall not, directly or indirectly, and will not permit any of its Subsidiaries to, directly or indirectly:

         9.1. AMENDMENTS OF DOCUMENTS. Amend, supplement, restate or otherwise modify (including terminate) any Document that constitutes a Secured Asset if such amendment, supplement, restatement or other modification would be reasonably expected to have a Material Adverse Effect.

         9.2. CONSOLIDATION, MERGER, OR ACQUISITIONS; LIQUIDATION. Enter into any merger, consolidation, reorganization or recapitalization or sale of all or substantially all of its assets without the prior written consent of Lender, which will not be unreasonably withheld, other than (i) a merger in which ESP is the surviving corporation, or (ii) a merger in which the surviving corporation (other than ESP) expressly assumes its obligations under this Agreement and the other Transaction Documents in writing and agrees to be bound hereby and thereby; provided that it is agreed that Lender may for any reason withhold its consent to any such transaction that would result in a Change of Control of ESP (except as permitted in Section 10.10); or take any steps in contemplation of dissolution or liquidation.

         9.3. OTHER LIENS. Create or permit to exist any Lien upon or with respect to any of the Collateral, whether now owned or hereafter acquired.

         9.4. Omitted.

         9.5. Omitted.

         9.6. Omitted.

         9.7. Omitted.

         9.8. TRANSACTIONS WITH AFFILIATES. Enter into any transaction with any Affiliate on a basis less favorable to ESP than if such transactions were at arm's length transaction with a third-party that is not an Affiliate of ESP.

         9.9. OTHER COVENANTS. (a) change, alter or modify, or permit any change, alteration or modification of, its Organizational Documents in a manner materially adversely affecting Lender; (b) change any of the following prior to giving Lender 15 Business Days written notice: (i) the location stated in
Article 7 for the maintenance of its books and records, principal place of business or chief executive office, or (ii) the name under which ESP conducts any of its business or operations; or (c) enter into any agreement or other Document containing any provision that would be violated by the performance or observance of any of ESP's obligations under this Agreement or any other Transaction Document.

         9.10. SUBSIDIARIES. Permit any Subsidiary to own or acquire any Intellectual Property that, if owned or acquired by ESP, would be or become a Secured Asset.

10. EVENTS OF DEFAULT.
    -----------------

         At such times as any Loans are then outstanding hereunder, the occurrence of any of the following shall constitute an event of default ("EVENT OF DEFAULT").

         10.1. FAILURE TO PAY. ESP fails to pay within (a) five Business Days of the due date any principal of or interest on any Loan, whether due pursuant to any principal payment date, any required prepayment date, any acceleration or otherwise, or (b) ten (10) Business Days after Lender correctly gives notice that any monetary Obligation other than principal and interest is due to Lender pursuant to the terms of any Loan Document.

         10.2. FAILURE TO PERFORM OR OBSERVE COVENANTS. ESP fails to perform or observe in any material respect any covenant, term, condition or other non-monetary Obligation of this Agreement or any other Transaction Document; provided that such event shall be an Event of Default only if such default continues for a period of ten (10) Business Days after Lender has given to ESP written notice stating such default has occurred.

         10.3. SECURITY. Lender shall not have as of the date hereof or shall at any time hereafter cease to have a valid and perfected first priority Lien in all of the Collateral other than as a result of any act or omission of Lender, including that (i) the grant of the Lien in any of the Collateral shall never have been effective or shall cease to be effective to grant to Lender (or Lender shall otherwise not have obtained or cease to have) a perfected first priority security interest and Lien in all of the Collateral.

         10.4. TRANSACTION DOCUMENTS. There is a non-appealable judgment that this Agreement or any other Transaction Document shall not have been as of the date hereof, or shall cease to be, valid, effective and enforceable in any material respect.

         10.5. FALSE REPRESENTATION OR WARRANTY. Any representation, warranty or statement by ESP contained in this Agreement or any other Transaction Document when made, reaffirmed or hereby deemed made or reaffirmed is or was, when made, reaffirmed or hereby deemed made or reaffirmed, materially incorrect.

         10.6. Omitted.

         10.7. CESSATION OF BUSINESS. (a) ESP ceases to do business as a going concern; or (b) the termination, suspension or loss of any Governmental Authorization or other asset occurs which results in ESP having to cease a substantial part of its operations by reason of such loss for a period of more than twenty (20) Business Days; (c) without limiting the generality of Section 7.9, ESP takes any action to authorize its liquidation or dissolution or suffers any liquidation or dissolution; (d) any Governmental Authority, or other entity with power to do so, commences proceedings to condemn, seize or expropriate assets of ESP necessary for the conduct of ESP's business and such proceedings remain Un-dismissed for twenty (20) Business Days, or ESP abandons such assets or suspends operation thereof for a period of twenty (20) Business Days.

         10.8. INABILITY TO PAY DEBTS; BANKRUPTCY OR INSOLVENCY. Any one or more of the following occur: (a) ESP shall commence any Proceeding (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition with creditors or other similar relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or ESP shall make a general assignment for the benefit of its creditors or a bulk sale; (b) there shall be commenced against ESP any Proceeding of a nature referred to in clause (i) above which (A) results either in the entry of an Order for relief or an appointment and any such Order or appointment remains un-dismissed in a manner reasonably satisfactory to Lender ("UN-DISMISSED") for a period of twenty (20) Business Days; the foregoing shall include the commencement against ESP of any Proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an Order for any such relief which remains Un-dismissed in a manner reasonably satisfactory to Lender for twenty (20) Business Days; or (c) ESP takes any action substantially in furtherance of, or expressly authorizing or indicating its consent to, approval of or acquiescence in or expressly proposes to take any of the acts set forth in clause (a) or (b) above; or (d) ESP shall generally not be able to or fail to, or shall expressly admit in writing its inability to, pay its debts generally as they become due.

         10.9. Omitted.

         10.10. CHANGE OF CONTROL. There occurs a Change of Control of ESP. "CHANGE OF CONTROL" means any of the following: (i) any person shall become the beneficial owner, directly or indirectly, of ESP's securities representing fifty percent (50%) or more of the voting power of all then outstanding securities of ESP having the right under ordinary circumstances to vote in an election of the Board of Directors (including that any ESP securities that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by such person); (ii) there shall be consummated any corporate transaction, including a consolidation or merger, of ESP in which ESP is not the continuing or surviving corporation or pursuant to which shares of ESP's capital stock are converted into cash, securities or other property, OTHER THAN (x) a consolidation or merger of ESP in which the holders of ESP's voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least fifty percent (50%) of the voting stock of the surviving entity after such consolidation or merger or (y) a consolidation, merger or other corporate transaction.

11. REMEDIES.
    --------

         11.1. RIGHTS UNDER TRANSACTION DOCUMENTS. ESP acknowledges that certain rights and remedies of Lender upon an Event of Default are provided in this Agreement.

         11.2. RIGHTS IN GENERAL. Upon or at any time after the occurrence of any Event of Default Lender shall have the option, from time to time, to effect one or more of the following (to be effected by written notice by Lender), (a) all obligations of Lender to make any Loans after the occurrence of an Event of Default shall terminate, (b) the principal and interest of the Loans and all other Obligations shall become and be immediately due and payable, without presentment, demand, protest, or further notice of any kind or nature whatsoever, all of which are, to the maximum extent permitted by applicable law, hereby expressly waived by ESP, (c) Lender shall be entitled to exercise forthwith (to the extent and in such order as Lender may elect, in its sole and absolute discretion) any and/or all rights and remedies provided to Lender in this Agreement and/or any other Transaction Document, all rights and remedies of Lender under the UCC, and all other rights and remedies that may otherwise be available to Lender pursuant to any other Document, at law or in equity.

         11.3. SETOFF RIGHTS. To the extent that ESP does not timely pay any amounts under this Agreement or under any other Loan Document, Lender and/or its Affiliates shall at any time and from time to time have the right to set-off all of its payment obligations under the Stand-by Letter of Credit against any amounts due hereunder (including any due by reason of any acceleration) or thereunder. Upon the occurrence of an Event of Default, Lender is hereby authorized at any time and from time to time, without notice to ESP (any such notice being expressly waived by ESP), to set off and apply (and/or to cause any Affiliate of Lender to set off and apply) any and all amounts due by Lender and/or any Affiliate of Lender to ESP against any or all of the Obligations of ESP now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not (a) Lender and/or such Affiliate shall have made any demand and (b) any such Obligations may be unmatured. ESP further agrees that the rights stated in this Section 11.3 are in addition to other rights and remedies (including other rights of set-off such as those pursuant to Section
2.4 hereof) that Lender may have.

         11.4. ADDITIONAL RIGHTS TO TERMINATE THIS AGREEMENT. If all of the conditions precedent to the Initial Loan shall not have been satisfied by ESP, Lender shall have the right, at its election, to terminate this Agreement and/or not make any further Loans pursuant to this Agreement. Such termination shall be treated as an Event of Default for the purposes of this Agreement, including for the purposes of determining Lender's rights and remedies pursuant to this
Article XI hereof.

         11.5. CUMULATIVE REMEDIES; NO WAIVER BY LENDER. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available to Lender pursuant to any other Transaction Document, at law or in equity. No express or implied waiver by Lender of any default or Event of

Default shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. Any failure or delay of Lender in exercising any rights granted it hereunder and/or under any other Transaction Document, including upon any occurrence of any of the contingencies set forth herein, shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingencies, and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right.

         11.6. WAIVERS AND CONSENTS RELATING TO REMEDIES. In connection with any action or proceeding relating to this Agreement, any of the Loans, any of the other Transaction Documents, any of the Collateral, or any act or omission relating to any of the foregoing: (a) ESP AND LENDER WAIVE THE RIGHT TO TRIAL BY JURY; (b) ESP agrees and consents to service of any summons, complaint or other process by delivery of such documents to ESP's counsel Robert M. Victor at 21031 Ventura Blvd., Suite 7010, Woodland Hills, California 91364 or, in the alternative, in any other form or manner permitted by law; (c) ESP agrees that all of the Collateral constitutes security for all of the Obligations, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion; without limiting the generality of the foregoing, such rights shall be free of any requirement for the marshaling of assets or any other restriction that, in the absence of this Agreement and/or the Transaction Documents, may be placed upon Lender in dealing with the Collateral; (d) ESP consents to any of the following by Lender: (A) any extension, postponement of time of payment or other indulgence, (B) any substitution, exchange or release of or failure to perfect or failure to continue perfection of Collateral, (C) any addition to, or release of, any Person primarily or secondarily liable for the Obligations, and (D) after the occurrence and during the continuance of an Event of Default any acceptance of partial payments and the settlement, compromise or adjustment thereof.

         11.7. POWERS OF ATTORNEY. ESP hereby constitutes and appoints Lender (and any employee or agent of Lender, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Lender's or ESP's name and at ESP's expense:

                  (a) OTHER ACTIONS. Lender may take any and all action that it reasonably deems necessary or appropriate to preserve its interest in the Collateral; to the extent same relates to any default by ESP hereunder or under any other Transaction Document, ESP shall reimburse Lender for same on demand. All sums payable by ESP to Lender under Sections 11.7(a) and 11.7(b) herein shall constitute Obligations, shall be secured by the Collateral, and shall be payable on ten (10) Business Days notice with interest at the Interest Rate from the respective dates such sums are expended.

                  (b) LENDER'S RIGHT TO CURE. In the event ESP fails to perform any of its Obligations within ten (10) days following notice from Lender, then Lender may from time to time perform the same but shall not be obligated to do so (including that Lender shall not be required to perform any Obligations which are the same type as those which Lender may have at any time hereafter elected to perform).

                  (c) COLLECTIONS; MODIFICATION OF TERMS. Upon the occurrence and during the continuance of any Event of Default, Lender may (i) demand, sue for, collect and give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by ESP and without otherwise discharging or affecting the Obligations, the Collateral or the Liens granted under any of the Loan Documents, and (ii) take any actions Lender reasonably elects relating to the Collateral, subject to Section 11.1.

                  (d) IRREVOCABILITY. Except as may be provided to the contrary in this Section 11.7 with respect to any power, ESP covenants and agrees [*****]. ESP further covenants and agrees that the powers of attorney granted by this Section 11.7 are coupled with an interest and shall be irrevocable until the later of full and final payment of the principal of the Loans and all interest thereon and all other payment obligations under this Agreement and the other Loan Documents, that said powers are granted solely for the protection of Lender's interest and Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion; and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such powers except any act of commission constituting gross negligence or willful misconduct.

12.  COSTS,  EXPENSES  AND  TAXES;  INDEMNIFICATION;   LIMITATIONS  ON  LENDER'S
LIABILITY.
--------------------------------------------------------------------------------

         12.1. COSTS AND EXPENSES. ESP agrees to pay on demand (a) all losses, costs and expenses (including reasonable fees and expenses of attorneys and accountants, including any such reasonable fees and expenses of attorneys and accountants incurred to enforce any rights of Lender or obligations of ESP hereunder or under any other Loan Document) from time to time incurred by Lender relating to the enforcement of this Agreement and/or any of the other Loan Documents and/or (b) the preservation of any rights (including remedies) of Lender under this Agreement and/or any other Loan Document. With respect to any amount advanced or expended by Lender and required to be reimbursed by ESP pursuant to the foregoing provisions of this Section 12.1, ESP shall also pay Lender interest on such amount at the Interest Rate, such interest to commence from the date of advance or expenditure. ESP's obligations under Sections 12.1 and 12.2 shall survive termination of the other provisions of this Agreement.

         12.2. INDEMNIFICATION BY ESP. ESP hereby covenants and agrees to indemnify, defend and hold harmless Lender and its officers, directors, employees and agents (and hereby releases each such Person) from and against any and all claims, demands, damages, Liabilities, costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel), other Proceedings and losses of any kind or nature whatsoever which may be incurred or suffered by or asserted against or threatened to be asserted against Lender or any such other Person relating to this Agreement or any Loan, including: (a) any Proceeding relating to any of the Collateral in which Lender or any of its Affiliates has the right to enforce its rights hereunder or thereunder or any act or omission relating to any of the foregoing, (b) any taxes, Liabilities, claims or damages relating to the Collateral or Lender's Liens thereon; or (c) the correctness, validity or genuineness of any instruments or other Documents that may be released or endorsed to ESP by Lender (which shall automatically be deemed to be without recourse to Lender in any event), except if the foregoing results from the gross negligence of willful misconduct of Lender or its employees or agents. The foregoing provisions of this Section 12.2 shall not constitute a release of Lender from its obligation to make Loans pursuant to and subject to the terms hereof, to the extent it breaches its obligation to do so.

         12.3. LIMITATIONS ON LENDER'S LIABILITY.

                  (a) NO INQUIRY OBLIGATION OF LENDER. Lender shall not be obligated to inquire into the accuracy, correctness, or reasonableness of any Document furnished to it in connection with any Requested Loan.

                  (b) NO OBLIGATION OF LENDER. Lender shall not have any responsibility whatsoever as to use of any Loan. Anything to the contrary in this Agreement notwithstanding, any approval or non-approval by Lender of any one or more matters involving any Transaction Document, any of the work done pursuant thereto or any other actions contemplated by any such Document shall not create any responsibility or liability of any kind or nature whatsoever for Lender or in any manner reduce or otherwise affect its rights to repayment of the Loans.

                  (c) NO RELIANCE ON LENDER'S PROCEDURES. ESP shall have no right to rely upon any procedure required by Lender under any Transaction Document, such procedures being for the sole protection of Lender and no other Person. Further, Lender is entitled to take any discretionary action permitted under any Transaction Document solely for its own protection.


13. OTHER PROVISIONS.
    ----------------

         13.1. ENTIRE AGREEMENT; AMENDMENTS; LENDER'S CONSENT. This Agreement and the other Loan Documents supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions among or between the Parties, whether express or implied, oral or written, and constitute the entire agreement of the Parties. No amendment or waiver of any provision of this Agreement or any Loan Document, nor consent to any departure by any Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. To the extent this Agreement and any other Loan Document are actually inconsistent, then this Agreement shall control except to the extent otherwise expressly provided in this Agreement or any other Loan Document. If a Schedule is not attached hereto, or such Schedule does not contain all information contemplated hereby, then ESP's disclosure re: same shall for the purposes of this Agreement be "none" or "no exceptions".

         13.2. SPECIFIC PERFORMANCE. Subject to the provisions of Section 12.3, in the event of any breach or threatened breach of any provision of this Agreement, an aggrieved Party shall have the right, in addition to any other rights existing in its favor under this Agreement, to enforce its rights and to enforce the obligations of the breaching Party by an action or actions for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any actual or threatened violations of the provisions of this Agreement. The exercise of any such rights shall not require the posting of any bond or other consideration or the proof of any actual damages.

         13.3. NOTICES. All notices and other communications relating to this Agreement or any of the other Loan Documents to be effective shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or three Business Days after delivery to a nationally recognized overnight courier service (against a signed receipt) or, in the case of telecopy notice, when sent and confirmed as received, addressed to ESP at:
                  Attention: Edward L. Torres
                  810 N. Farrell Drive
                  Palm Springs, CA 92262,

                  with copies to:
                  Robert Victor
                  VICTOR & VICTOR
                  21031 Ventura Blvd., Suite 701
                  Woodland Hills, California 91364;

                  RICHARDSON & ASSOCIATES 1453 3rd Street Promenade # 315 Santa Monica, California 90401

                  and to Lender at:

                  with a copy to:

                  MASUD & COMPANY
                  Robert Masud, Esq
                  60 State Street, Suite 700,
                  Boston, Massachusetts 02109

or to such other address as the respective Party or its successors or assigns may subsequently designate by proper notice.

         13.4. NO THIRD PARTY BENEFICIARIES. The Parties do not intend that any other Person shall be a third party beneficiary of this Agreement or that this Agreement shall otherwise inure to the benefit of any third party, including that the Parties intend and agree that no other Person shall have the right to enforce any obligation hereunder. Without limiting the generality of the foregoing, Loans that are used to make advances or other payments directly to any Person other than ESP shall not in any manner create or be deemed a recognition by Lender of any third party beneficiary status of any such Person.

         13.5. JOINT EFFORTS. This Agreement and each of the other Loan Documents shall each be construed to be the joint efforts of the Parties and shall not be construed more severely against any one Party.

         13.6. GOVERNING LAW. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York (except to the extent otherwise expressly provided in any other Loan Document) without giving effect to the principles of conflicts of laws.

         13.7. OTHER PROVISIONS. ESP shall take all actions, including the execution and delivery of all Documents, reasonably requested by Lender with respect to the transactions contemplated hereby. Throughout this Agreement, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Agreement indicates otherwise. This Agreement shall be binding upon and inure to the benefit of ESP and Lender and shall not be assignable without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed (except that Lender may assign this Agreement to an Affiliate without ESP's consent and except as permitted under Section 9.2), except that no assignments hereof shall relieve any assigning Party of its obligations hereunder and any such assigning Party shall continue to be a primary obligor as fully as if such assignment had not occurred. Any purported assignment not made in accordance with the terms hereof shall be void. This Agreement may be executed by fax and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Subject to Section 10.4 hereof, any provision of this Agreement, the Research Agreement and/or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, the Research Agreement and/or such other Loan Documents, as applicable, or affecting the validity or enforceability of such provision in any other jurisdiction and each provision which is not wholly unenforceable shall be enforced to the maximum extent permitted by law. The table of contents, headings and schedule of defined terms preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement nor affect its meaning, construction or effect. The phrase "amended, supplemented, restated or otherwise modified" and other reasonably similar phrases include any change by way of waiver and includes extensions, renewals, re-financings and replacements. The terms "default", "default under any Document" and similar terms includes any breach of any Document and any noncompliance with, and any failure to observe, the terms of any Document. Any brokerage, commission or finder's fee payable in connection with the Loans and the transactions contemplated hereby is payable by the Party incurring same and such Party incurring same shall indemnify the other Party in respect of same.

         13.8. NO AGENCY RELATIONSHIP. The Parties agree that neither Party is in any respect the agent of the other Party for any purpose of any kind or nature whatsoever.

         13.9. FURTHER ACKNOWLEDGMENTS AND AGREEMENTS OF ESP AND LENDER. ESP and Lender acknowledge and agree that they (i) have independently reviewed and approved the provisions of this Agreement, including the Exhibits attached hereto and any and all other Documents as they or their counsel have deemed appropriate, and (ii) have entered into this Agreement and have executed the other Transaction Documents executed by them voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel. ESP acknowledges and agrees that, to the extent deemed necessary by them or their counsel, they and their counsel have independently reviewed, investigated and/or have full knowledge of all aspects of the transactions and the basis for the transactions contemplated by this Agreement or any other Transaction Documents and/or have chosen not to so review and investigate (in which case, ESP acknowledges and agrees that it has knowingly and upon the advice of counsel waived any claim or defense based on any fact or any aspect of the transaction that any investigation would have disclosed), including the risks and benefits of the various waivers of rights contained in this Agreement (including the waiver of the right to a jury trial).

              IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper officers and sealed with their seal the day and year first above written.

(Corporate Seal)                       ENVIRONMENTAL SERVICE PROFESSIONALS, INC.

Attest:

By:                                    By:
      ----------------------------          --------------------------
Name:                                  Name:    Ed Torres
      ----------------------------          --------------------------
Title:                                 Title:  President
      ----------------------------          --------------------------


                                       LENDER


By:                                    By:
      ----------------------------          --------------------------
Name:                                  Name:
      ----------------------------          --------------------------
Title:                                 Title:
      ----------------------------          --------------------------

                                    EXHIBIT A
                                 DRAWDOWN NOTICE

TO:      Lender

Pursuant to the Loan Agreement dated May 26, 2010;

         (a)  I  give  you  irrevocable   notice  that   Environmental   Service
Professionals, Inc. wishes to draw on __________ _____ 2010 ("Drawdown Date").

         (b) the amount to be drawn is US$189,400,000

         (c)   I   request    that   the   amount   be   remitted   to   Account
No.___________________ at ____________________________ for credit to the account of ___________________.

         (d) I represent that:

                  (i) the amount to be remitted will be used for the following purpose or purposes: (INSERT PARTICULARS OF INTENDED USE OF THE FUNDS.

                  (ii)  the   representations  and  warranties  in  the  Funding
         Agreement are and remain true at the Drawdown Date;

                  (iii) No event of Default has occurred or is subsisting or will result from the drawing.

DATED:


Signed by: /s/________________________
For

                                    EXHIBIT B
                                DRAWDOWN SCHEDULE

1         Subject to the conditions and terms of this Agreement:

         (a) Lender will make advances of the Loan Sum to ESP pursuant to any Drawdown Notices. ESP may not request that the Loan Sum be drawn down in one advance unless Lender otherwise agrees;

         (b)      Subject to ESP  complying  with the  Conditions  Precedent  in
                  clause  3  of  this  Agreement,   drawdown  will  be  advanced
                  according to the following schedule:

                  i) A Drawdown, US$ 189,400,000.00 (One Hundred Eighty Nine Million, Four Hundred Thousand United States Dollars), within 5 to 14 Business Days from the date on which Lender's Bank or it nominee receives, authenticates, verifies and clears the Securities delivered by or on behalf of ESP, its agents or its Bank;

         (c) The Drawdown must be used only for the purpose of funding the acquisitions presented to Lender, and must not be used for the benefit of any declared enemy of the USA. .

                                    EXHIBIT C
                                   PRE-ADVICE
     (TO BE TRANSMITTED BY SWIFT OR OTHER SECURE COMMUNICATION BANK TO BANK)

FROM:
BANK NAME:           (SBLC ISSUING BANK)

TO:
BANK NAME:            xxxx
BANK ADDRESS:         xxxx
ACCOUNT NAME:         xxxx
SWIFT:                xxxx
FOR CREDIT TO:        xxxx
BANK OFFICER;         xxxx
TRANSACTION CODE:     HPExxxxxxxxxx

We are ready and willing to issue and deliver by SWIFT or otherwise on behalf of our Client [CLIENT NAME] a Standby Letter of Credit (SBLC) as per attached specimen.

Such SBLC will be drawn per the following specifications:

Amount:              $***,000,000 (*** Hundred Million United States Dollars)
Maturity:            Minimum one year and one day
Beneficiary:         Lender or its Assigns
Issue date:
Ref. Number:

Please notify beneficiary accordingly and please advise your readiness to accept the above SBLC for verification and authentication by SWIFT.

Sincerely,

(TEXT OF SBLC)

NAME & TITLE OF BANK OFFICER                        NAME & TITLE OF BANK OFFICER

Sincerely,

----------------------------                        ----------------------------
Signature/title                                     Signature/title

Note: The beneficiary of the Letter of Credit will be advised/nominated by Lender.

                                    EXHIBIT D
                                PRE-ADVICE REPLY
     (TO BE TRANSMITTED BY SWIFT OR OTHER SECURE COMMUNICATION BANK TO BANK)


FROM:
BANK NAME:              XXXXXXXXXXXXX

TO:
BANK NAME:              (SBLC ISSUING BANK)
BANK ADDRESS:           xxxx
ACCOUNT NAME:           xxxx
SWIFT:                  xxxx
FOR CREDIT TO:          xxxx
REFERENCE:              xxxx

We,  (xxx bank)  hereby  acknowledge  receipt  of your  Pre-advice  message  and undertaking  reference............................dated  .......... on behalf of your customer [CLIENT NAME] in respect of the issuance of a Standby Letter of Credit as per attached specimen, and according to the below specifications.

We, (xxx bank) are prepared to receive, authenticate and verify such a SBLC as per attached specimen.

Such SBLC will be drawn per the following specifications:

Amount:                $***,000,000 (*** Hundred Million United States Dollars)
Maturity:              Minimum One year and one day
Beneficiary:           Lender or its Assigns
Issue date:
Ref. Number:

We hereby confirm the above subject to your delivery to us of the SBLC in the text and specifications as advised within five (5) days from receipt of this communication.

Sincerely


NAME & TITLE OF BANK OFFICER                       NAME & TITLE OF BANK OFFICER


----------------------------                       ----------------------------
Signature/title                                    Signature/title

                                    EXHIBIT E
                            STAND-BY LETTER OF CREDIT
              (BY SWIFT OR OTHER SECURE BANK TO BANK COMMUNICATION)

SBLC NUMBER                :
ISIN                       :
CUSIP N(0)                 :
APPLICANT                  :
BENEFICIARY                :
PLACE/DATE OF ISSUE        :
CURRENCY/AMOUNT            :
DATE OF MATURITY           : (Minimum one year and one day from date of issue)

We...........(bank)...........the  undersigned,  hereby  open  our  irrevocable, transferable, unencumbered and confirmable Standby Letter of Credit (SBLC) in favor of Lender or their assigns for the amount of $***,000,000 (*** Hundred Million United States Dollars), due one year and one day from the date of issue (date of issue).

Drafts may be drawn and negotiated on, but not before, the maturity date of (maturity date), but not later than thirty (30) days after maturity date.

The draft  drawn  under this  letter of Credit must bear on its face the clause:
"DRAWN UNDER STANDBY LETTER OF CREDIT NUMBER (number), DATED (date)".

We hereby agree with the drawer, endorsers, and bone fide holders of the draft drawn under and in compliance with the terms of this Standby Letter of Credit that such a draft will be honored upon presentation to the drawer.

This Letter of Credit is transferable without notification and payment of any transfer fee to the issuing bank being required.

This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (Latest Revision).

International Chamber of Commerce, Paris, France, Publication 600.

This is an operative instrument. All charges accrue to the account of the applicant.

Full name and address of issuing Bank.

                                    EXHIBIT F
     (TO BE TRANSMITTED BY SWIFT OR OTHER SECURE COMMUNICATION BANK TO BANK)

PRE ADVICE

FROM:                      LENDER BANK
BANK NAME:                 XXXXXXXXXXXXX

TO:                        XXXXXXXXXXXXX
BANK NAME:                 (SBLC ISSUING BANK)
BANK ADDRESS:              xxxx
ACCOUNT NAME:              xxxx
SWIFT:                     xxxx
FOR CREDIT TO:             xxxx
REFERENCE:                 xxxx


We, (xxx bank) are ready, willing and able to deliver by SWIFT or otherwise on behalf of our Client Lender $189,400,000 (One Hundred & Eighty Nine Million Four Hundred Thousand United States Dollars) to be distributed in one tranche.

One tranche of $189,400,000 (One Hundred & Eighty Nine Million Four Hundred Thousand United States Dollars) will be distributed within two (2) banking days from receipt of confirmation by SWIFT from your bank being ready, willing and able to receive the funds by way of proper bank to bank process.

We hereby confirm that the US$189,400,000 (One Hundred & Eighty Nine Million Four Hundred Thousand United States Dollars) are clean, clear funds, legally earned and free of liens and encumbrances.

We hereby confirm with full bank responsibility the above subject to your delivery to us of the RWA confirmation as advised within five (5) days from receipt of this communication.

Sincerely


NAME & TITLE OF BANK OFFICER                      NAME & TITLE OF BANK OFFICER

                                    EXHIBIT H
                                     (NOTE)

                                 PROMISSORY NOTE

Maximum Principal Balance of                                Date:  May 26, 2010
US$200,000,000.00                                      Palm Springs, California

         This Promissory Note ("Note") is executed and delivered under and pursuant to the terms of that certain Loan Agreement dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the "Loan Agreement") by and between ENVIRONMENTAL SERVICE PROFESSIONALS, INC., an State of Nevada corporation with a place of business at 810 N. Farrell Drive, Palm Springs, CA 92262 ("Borrower"), and LENDER, a Delaware limited liability company with a place of business at ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

         FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, at the office of Lender, Attention: Finance Department or at such other place as Lender may from time to time designate to Borrower in writing:

         (i)   the   principal   sum  of  TWO   HUNDRED   MILLION   AND   00/100
(US$200,000,000.00) DOLLARS in currency of the United States of America, or, such lesser amount as shall then equal the aggregate unpaid principal balance of the Loans as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Interest Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

         This Note is the Note referred to in the Loan Agreement is entitled to the benefits of the Loan Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note may be prepaid in whole or in part at any time without premium or penalty.

         This Note may be assigned only in accordance with the Loan Agreement.

         If an Event of Default under Section 10 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without a notice period, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                     ENVIRONMENTAL SERVICE PROFESSIONALS, INC.,
                                     BORROWER


                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------



STATE OF           )
                SS.:
COUNTY OF          )



         On the _____________ day of May, 2010, before me personally came _____________________, to me known, who being by me duly sworn, did depose and say that he/she is the ______________________ of Environmental Service Professionals, Inc., the Borrower described in and which executed the foregoing instrument; and that he/she signed his/her name thereto as the act and deed of such corporation by order of the board of directors of said corporation.


                                     ------------------------------
                                             Notary Public